UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2011

FIRST COMMUNITY BANK CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Florida	000-50357	65-0623023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Belcher Road, Pinellas Park, Florida	33782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 520-0987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Acquisition Agreement with CBM Florida Holding Company and Community Bank of Manatee

On February 11, 2011, First Community Bank Corporation of America (“FCBCA”) filed the attached press release regarding its entry into an Acquisition Agreement with CBM Florida Holding Company (“CBM Holdings”) and Community Bank of Manatee, under which First Community Bank of America will be merged with and into Community Bank of Manatee, and FCBCA will transfer to CBM Holdings all of the shares of FCBCA’s wholly-owned subsidiary, First Community Lender Services, Inc.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are included with this Report:

Exhibit 99.1	Press Release dated February 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Community Bank Corporation of America
(Registrant)
Date: February 11, 2011
By: /s/ Kenneth P. Cherven
(Signature)*
Kenneth P. Cherven
President & Chief Executive Officer

3